UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2020

Mirati Therapeutics, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35921	46-2693615
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9393 Towne Centre Drive, Suite 200
San Diego, California 92121
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (858) 332-3410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
Our 2020 Annual Meeting of Stockholders (the "Annual Meeting") was held on May 12, 2020. We had 43,502,829 shares of common stock outstanding and entitled to vote as of March 19, 2020, the record date for the Annual Meeting. At the Annual Meeting, 33,128,487 shares of common stock were present or represented by proxy.

At the Annual Meeting, stockholders:
(1) elected Charles M. Baum, M.D., Ph.D.; Bruce L.A. Carter, Ph.D.; Julie M. Cherrington, Ph.D.; Aaron I. Davis; Henry J. Fuchs, M.D.; Michael Grey; Faheem Hasnain; Craig Johnson; and Maya Martinez-Davis as directors to hold office until the 2021 Annual Meeting of Stockholders;
(2) approved, on an advisory basis, the compensation paid to our named executive officers as disclosed in the proxy statement; and
(3) ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.
The following sets forth detailed information regarding the final results of the voting for the Annual Meeting:
Proposal 1. Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Charles M. Baum, M.D., Ph.D.	31,759,694	56,223	1,312,570
Bruce L.A. Carter, Ph.D.	31,589,744	226,173	1,312,570
Julie M. Cherrington, Ph.D.	31,780,864	35,053	1,312,570
Aaron I. Davis	31,650,998	164,919	1,312,570
Henry J. Fuchs, M.D.	30,520,737	1,295,180	1,312,570
Michael Grey	30,632,667	1,183,250	1,312,570
Faheem Hasnain	29,548,686	2,267,231	1,312,570
Craig Johnson	31,115,273	700,644	1,312,570
Maya Martinez-Davis	31,683,383	132,534	1,312,570
Proposal 2. Advisory Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,292,748	503,797	19,372	1,312,570
Proposal 3. Ratification of the Selection of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,256,451	1,269,421	1,602,615	—

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2020	Mirati Therapeutics, Inc.

	By:	/s/ Vickie S. Reed
Vickie S. Reed
Senior Vice President and Chief Accounting Officer